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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2004

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                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                          1-15286                     11-2418067
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K


Item 8.01  Other Events.

Citigroup Inc., the parent of Citigroup Global Markets Holdings Inc., announced that Thomas Jones, Deryck Maughan and Peter Scaturro will be leaving Citigroup Inc. Effective immediately, Citigroup Asset Management, the Citigroup Private Bank, and Travelers Life and Annuity will report to Robert Willumstad. Effective November 5th, the Citigroup Private Bank will report to Todd Thomson.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 20, 2004                  CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                          By:     /s/ John R. Dye
                                             ---------------------------------
                                          Name:   John R. Dye
                                          Title:  Assistant Secretary